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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 24, 1997 appearing on page F-1 of Documentum, Inc.'s, annual report on Form 10-K for the year ended December 31, 1996.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
San Jose, California
October 29, 1997